BBH SELECT SERIES - MID CAP FUND

PORTFOLIO OF INVESTMENTS

July 31, 2021 (unaudited)

Shares		Value
	COMMON STOCK (97.8%)
	COMMUNICATIONS (4.0%)
1,395	Arista Networks Inc[1]	$530,644
	Total Communications	530,644

	CONSUMER CYCLICAL (13.8%)
137	NVR Inc[1]	715,496
2,214	Watsco Inc	625,322
6,784	Wyndham Hotels & Resorts Inc	488,855
	Total Consumer Cyclical	1,829,673

	CONSUMER NON-CYCLICAL (16.6%)
7,731	AMN Healthcare Services Inc[1]	777,429
5,049	Bruker Corp	415,280
2,486	Charles River Laboratories International Inc[1]	1,011,603
	Total Consumer Non-cyclical	2,204,312

	FINANCIAL (8.7%)
14,574	Brown & Brown Inc	792,826
659	SVB Financial Group[1]	362,424
	Total Financial	1,155,250

	INDUSTRIAL (27.1%)
4,926	Advanced Drainage Systems Inc	601,415
4,242	AptarGroup Inc	546,879
7,151	Crown Holdings Inc	713,384
3,380	Graco Inc	263,910
3,530	HEICO. Corp	428,154
3,734	Toro Co/The	424,705
3,428	Vulcan Materials Co	617,006
	Total Industrial	3,595,453

	TECHNOLOGY (27.6%)
8,656	Black Knight Inc[1]	716,803
1,984	Broadridge Financial Solutions Inc	344,204
6,715	Entegris Inc	810,098
5,215	Guidewire Software Inc[1]	600,768
3,051	IPG Photonics Corp[1]	665,606
3,081	Take-Two Interactive Software Inc[1]	534,307
	Total Technology	3,671,786
	Total Common Stock
	(Cost $12,432,513)	12,987,118

TOTAL INVESTMENTS (Cost $12,432,513)[2]	97.8%	$12,987,118
CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES	2.2%	296,607
NET ASSETS	100.00%	$13,283,725

[1]	Non-income producing security.
[2]	The aggregate cost for federal income tax purposes is $12,432,513, the aggregate gross unrealized appreciation is $813,369 and the aggregate gross unrealized depreciation is $258,764, resulting in net unrealized depreciation of $554,605.

BBH SELECT SERIES - MID CAP FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2021 (unaudited)

FAIR VALUE MEASUREMENTS

BBH Select Series – Mid Cap Fund (the “Fund”) is required to disclose information regarding the fair value measurements of the Fund’s assets and liabilities. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The disclosure requirement established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including, for example, the risk inherent in a particular valuation technique used to measure fair value, including the model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the Fund’s own considerations about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Authoritative guidance establishes three levels of the fair value hierarchy as follows:

—	Level 1 – unadjusted quoted prices in active markets for identical assets and liabilities.
—	Level 2 – significant other observable inputs (including quoted prices for similar assets and liabilities, interest rates, prepayment speeds, credit risk, etc.).
—	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of assets and liabilities).

Inputs are used in applying the various valuation techniques and broadly refer to the assumptions that market participants use to make valuation decisions, including assumptions about risk. Inputs may include price information, specific and broad credit data, liquidity statistics, and other factors. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires judgment by the investment adviser. The investment adviser considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, not proprietary, and provided by independent sources that are actively involved in the relevant market. The categorization of a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and does not necessarily correspond to the investment adviser’s perceived risk of that instrument.

Financial assets within Level 1 are based on quoted market prices in active markets. The Fund does not adjust the quoted price for these instruments.

Financial instruments that trade in markets that are not considered to be active but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. These include investment-grade corporate bonds, U.S. Treasury notes and bonds, and certain non-U.S. sovereign obligations and over-the-counter derivatives. As Level 2 financial assets include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information.

Financial assets classified within Level 3 have significant unobservable inputs, as they trade infrequently. Level 3 financial assets include private equity and certain corporate debt securities.

Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon the actual sale of those investments.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of July 31, 2021.

Investments, at value	Unadjusted Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of July 31, 2021

Common Stock:
Communications	$530,644	$–	$–	$530,644
Consumer Cyclical	1,829,673	–	–	1,829,673
Consumer Non-Cyclical	2,204,312	–	–	2,204,312
Financials	1,155,250	–	–	1,155,250
Industrials	3,595,453	–	–	3,595,453
Technology	3,671,786	–	–	3,671,786
Investments, at value	$12,987,118	$–	$–	$12,987,118

BBH SELECT SERIES - MID CAP FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2021 (unaudited)

Portfolio holdings are shown as of the date indicated. Since market conditions fluctuate suddenly and frequently, the portfolio holdings may change and this list is not indicative of future portfolio composition. These portfolio holdings are not intended to be and do not constitute recommendations that others buy, sell, or hold any of the securities listed.

For more complete information on the Fund, call 1-800-575-1265 for a prospectus or visit www.bbhfunds.com. You should consider the Fund's investment objectives, risks, charges, and expenses carefully before you invest. Information about these and other important subjects is in the Fund's prospectus, which you should read carefully before investing.

The BBH Funds are managed by a separately identifiable department within Brown Brothers Harriman & Co. Shares of the Fund are distributed by ALPS Distributors, Inc., located at 1290 Broadway, Suite 1000, Denver, CO 80203.